Exhibit 32.2
CERTIFICATION OF PERIOD REPORT
I, Steven L. Brake, Executive Vice President and Chief Financial Officer of Del Taco Restaurants, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)the Quarterly Report on Form 10-Q of the Company for the quarter ended March 24, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 4, 2020

/s/ Steven L. Brake
Steven L. Brake
Executive Vice President and Chief Financial Officer
(principal financial officer)